Trade and other receivables	12 Months Ended
Mar. 31, 2020
Trade and other receivables
Trade and other receivables

26.   Trade and other receivables

	March 31,
	2019	2020
Trade receivables (net of allowance)	4,830,072	2,256,524
Receivables from joint venture (refer to note 42)	—	7,993
Receivable from other related parties (refer to note 42)	4,280	3,808
Refund and other receivable (net of allowance)	64,334	100,070
Total	4,898,686	2,368,395
Contract Assets (refer to note 8)	22,584	—
	22,584	—
Total	4,921,270	2,368,395

A trade receivable is a right to consideration that is unconditional upon passage of time. Trade receivables are non-interest bearing and are generally on terms of 30 to 90 days. Revenue for time and material contracts are recognised as related service are performed.

The trade receivables primarily consist of amounts receivable from airline’s, hotels, corporate’s and retail customers pertaining to the transaction value.

The management does not consider there to be significant concentration of credit risk relating to trade, refund and other receivables. Refer to note 40.

The movement in the allowance for expected credit loss and amounts impaired in respect of trade, refund & other receivables and contract assets during the year was as follows:

	March 31,
	2019	2020
Balance at the beginning of the year	194,302	486,254
Provisions accrued during the year	304,663	93,000
Amount written off during the year	(12,964)	(28,919)
Effect of movement in exchange rate	253	4,391
Balance at the end of the year	486,254	554,726